Exhibit 99.1

AMC Theatres to Acquire
Odeon & UCI Cinemas Group

Upon Completion of the Odeon & UCI Cinemas Group Acquisition, AMC will be the Largest Theatre Exhibition Company in the World

LEAWOOD, KANSAS AND LONDON, ENGLAND — AMC Theatres (AMC Entertainment Holdings, Inc.) (NYSE: AMC) (“AMC”) announced today that it has entered into a definitive agreement to acquire the largest theatre exhibitor in Europe, London-based Odeon & UCI Cinemas Group (“Odeon & UCI”) from private equity firm Terra Firma in a transaction valued at approximately £921 million(1) comprised of £500 million for the equity, 75% in cash and 25% in stock consideration, subject to lock-ups, and the assumption of £407 million of net debt as of March 31, 2016 to be simultaneously refinanced at closing. Assuming the transaction closes December 31, 2016 and a GBP/USD exchange rate of 1.30 the transaction is valued at approximately $1,199 million under UK GAAP.

In connection with the transaction, the company will make adjustments to conform Odeon & UCI financial statements to US GAAP. Those adjustments primarily include currency translation and the adjustment of certain operating leases to capital and financing lease obligations, with those obligations totaling approximately $195 million in additional debt.

The transaction is conditional upon antitrust clearance by the European Commission and is subject to consultation with the European Works Council.

The Combined Company After Transaction Close

With 242 theatres and 2,236 screens, Odeon & UCI is currently the #1 theatre operator in Europe. With 90 million tickets sold annually, it is also the #1 theatre operator in the UK & Ireland, Italy and Spain; the #2 theatre operator in Austria and Portugal; and the #4 theatre operator in Germany. Odeon & UCI had approximately $1,156 million of revenue for the last

(1)  Includes approximately £14 million of employee incentive costs.

twelve months ending March 31, 2016. The combination of AMC and Odeon & UCI will result in AMC’s operation of 627 theatres and more than 7,600 screens in eight countries.

AMC also is currently in a process to acquire US-based theatre exhibitor Carmike Cinemas (NASDAQ: CKEC). AMC remains interested in, and committed to, closing the Carmike transaction. The Odeon & UCI transaction does not impact AMC’s ability to complete the Carmike transaction as AMC has the financing commitments and flexibility to do both transactions.

Even without taking into account the potential Carmike transaction, the combination of AMC and Odeon & UCI will make AMC the largest movie theatre operator in the world.

Key Benefits of the Transaction

•                  Increases in attendance and revenue are expected at Odeon & UCI theatres after the introduction of AMC’s proven and successful guest experience strategies. Emphasis will be placed on accelerating AMC’s proven growth initiatives, featuring recliner seating, enhanced food and beverage and premium large format auditoriums, as well as further developing Odeon & UCI’s innovative marketing, customer relationship management and pricing expertise

•                  The acquisition is expected to further diversify AMC’s footprint by adding theatres with complementary global geographic and guest demographic profiles that strengthen the combined company’s growth potential

•                  To complement AMC’s domestic acquisition strategy, Odeon & UCI establishes a strong and scalable market position in Europe and creates a strong platform for AMC to pursue additional domestic and international growth when it can do so on terms favorable to AMC shareholders

Comments

“This is a once-in-a-generation opportunity, to acquire Europe’s leading cinema chain and create the world’s biggest and best theatre operator,” said AMC CEO and President Adam Aron. “With this opportunistic transaction, AMC will be extending the reach of our proven guest-experience strategies to transform the movie-going experience for millions of movie goers in Europe. Odeon & UCI is a great business with iconic brands, strong market presence and passionate teams, and their impressive recent transformation is just the beginning. By introducing AMC’s operational expertise, scale and innovative guest initiatives across Odeon & UCI’s prime theatre locations and digital channels, we expect to drive attendance in these international markets and leverage the growing international demand for movie-going. While we acknowledge that there are some uncertainties related to Brexit, we are encouraged that current currency rates are highly favorable to AMC with the pound falling to a three decade low versus the dollar. In total, we believe this transaction will generate long-term value for our guests, our studio partners and our shareholders.”

“With our shared vision for creating a world class cinema experience, we are delighted to be joining the AMC family”, said Paul Donovan, Odeon & UCI CEO. “As an innovator in guest experiences, AMC is the ideal partner for the next stage of our long-term growth in Europe, and this is very exciting news for our guests, our colleagues and the wider film industry. In recent years, Terra Firma has supported our new management team and our transformation strategy, and so established a solid financial footing for the company. We have created strong momentum, and are looking forward to introducing many of AMC’s ground-breaking guest experience strategies, and working with them on long-term initiatives to give our guests the best cinema hospitality experience in Europe. With a strong future film slate, and the unparalleled expertise of our combined teams, there are exciting opportunities ahead and strong prospects for growth.”

Guy Hands, Chairman and Chief Investment Officer of Terra Firma, said, “We are delighted to realize our investment in Odeon & UCI after 12 years of ownership. In that time, over £600 million was invested in growing the business and delivering our long-term transformational strategy. Under Terra Firma, the number of Odeon & UCI screens increased from 1,453 in 2004 to 2,236 today, and the business has emerged as Europe’s leading cinema operator. We are confident that under AMC’s ownership, Odeon & UCI will continue to grow and thrive.”

Transaction Financing

•                  75% in cash / 25% in stock consideration, subject to lock-ups

•                  The transaction has fully committed debt financing in place arranged by Citigroup Global Markets Inc. (“Citi”)

•                  Permanent financing plan anticipates a mix of term loans and bonds, targeting leverage in the near-term of approximately 4.0x Adjusted EBITDA

•                  AMC believes this funding plan is prudent and balances the interests of both our debt and equity investors while providing the company the flexibility it needs to execute its business plan and pursue future investment opportunities

•                  The Odeon & UCI transaction does not impact AMC’s ability to complete the Carmike transaction

Approvals and Timing

The transaction has been approved by both the Board of Directors of AMC and the shareholder of Odeon & UCI.

The transaction is expected to be completed in the fourth quarter of 2016 and is conditional upon antitrust clearance by the European Commission and is subject to consultation with the European Works Council.

Additional Details

•                  AMC expects to maintain its quarterly dividend

•                  AMC will continue to be headquartered in Leawood, Kansas. Adam Aron will continue to serve as Chief Executive Officer and President, and Craig Ramsey will continue to serve as Executive Vice President and Chief Financial Officer

•                  Odeon & UCI will continue to be headquartered in London and will operate as a subsidiary of AMC. It will continue operating under its current brand names, Odeon in the UK & Ireland; UCI in Germany, Italy, Austria and Portugal; and Cinesa in Spain. Odeon & UCI will continue to be led by Paul Donovan, Group Chief Executive Officer and his management team

•                  Citi is serving as exclusive financial advisor to AMC and Pinsent Masons LLP, Husch Blackwell LLP and Weil, Gotshal & Manges LLP are serving as AMC’s lead legal advisors

•                  Goldman Sachs International is serving as exclusive financial advisor to Terra Firma and Odeon & UCI and Gibson, Dunn & Crutcher LLP are serving as lead legal advisors to Terra Firma and Odeon & UCI

Conference Call

AMC will discuss the transaction in greater detail on a conference call and webcast on July 12, 2016, at 7:15 AM CDT/8:15 AM EDT/1:15 PM GMT. To listen to the conference call via the internet, please visit the investor relations section of the AMC website at www.amctheatres.com for a link to the webcast. Investors and interested parties should go to the website at least 15 minutes prior to the call to register, and/or download and install any necessary audio software. To access the call from the US, dial (877) 407-3982. From international locations, the conference call can be accessed at (201) 493-6780. An archive of the webcast will be available at www.investor.amctheatres.com for a limited time after the call.

About AMC Theatres

AMC (NYSE:AMC) is the guest experience leader with 385 locations and 5,380 screens located primarily in the United States. AMC has propelled innovation in the theatrical exhibition industry and continues today by delivering more comfort and convenience, enhanced food & beverage, greater engagement and loyalty, premium sight & sound, and targeted programming. AMC operates the most productive theatres in the United States’ top markets, including No. 1 market share in the top three markets (NY, LA, Chicago). www.amctheatres.com.

About Odeon & UCI Group Cinemas

Odeon & UCI Cinemas Group is a leading European cinema operator with 242 cinemas and 2,236 screens. Odeon & UCI operates in four major markets: UK, Spain, Italy and Germany; and three smaller markets: Austria, Portugal and Ireland.

About Terra Firma

Founded by Guy Hands in 1994, Terra Firma is one of Europe’s leading private equity firms. Terra Firma specializes in the acquisition and fundamental transformation of asset-backed businesses in essential industries, focusing on investments in transformational private equity, operational real estate and infrastructure. Since 1994, Terra Firma has invested over €16 billion of equity and completed transactions with an aggregate enterprise value of €48 billion.

Website Information

This press release, along with other news about AMC, is available at www.amctheatres.com. We routinely post information that may be important to investors in the Investor Relations section of our website, www.investor.amctheatres.com. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD, and we encourage investors to consult that section of our website regularly for important information about AMC. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document. Investors interested in automatically receiving news and information when posted to our website can also visit www.investor.amctheatres.com to sign up for email Alerts.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the pending acquisitions of Odeon & UCI and Carmike Cinemas (collectively “the targets”) are also forward-looking statements, including statements regarding the anticipated closing date of the acquisitions, the source and structure of financing, management’s statements about effect of the acquisitions on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate the targets into its operations. These forward-looking statements are based on information available at the time the statements are made and/or managements’ good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; obtaining the Carmike stockholders approval for the Carmike transaction; the possibility that these acquisitions do not close, including in circumstances in which AMC would be obligated to pay a termination fee or other damages or expenses; related to financing these transactions, including AMC’s ability to finance the transactions on acceptable terms and to issue equity at favorable prices; responses of activist stockholders to the transactions; AMC’s ability to realize expected benefits and synergies from the acquisitions; AMC’s effective implementation, and customer acceptance, of its marketing strategies; disruption from the proposed transactions- making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed acquisitions- on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the proposed transactions; AMC’s significant indebtedness, including the indebtedness incurred to acquire the targets; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC is unfamiliar with; the United Kingdom’s exit from the European Union; and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and the risks, trends and uncertainties identified in their other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

AMC Contacts
Investor Relations:
John Merriwether, (866) 248-3872
InvestorRelations@amctheatres.com
or
Media Contacts:
Ryan Noonan, (913) 213-2183
rnoonan@amctheatres.com

For all Odeon & UCI enquiries, please contact:
Simon Soffe
Odeon & UCI Group
+44 (0)207 766 1809

Rollo Head / Nicola McGowan
Finsbury
+44 (0)207 251 3801

terrafirma@finsbury.com